UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2019

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700 Irving, Texas 75062
(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Nexstar Media Group, Inc. (the “Company”) is filing this amendment to the Form 8-K (this “Amendment”) filed with the Securities and Exchange Commission on November 6, 2019 (the “Original Form 8-K”) for the purpose of correcting the previously reported total net leverage ratio and first lien net leverage ratio as of September 30, 2019 on page 4 of Exhibit 99.1 to the Original Form 8-K. This amendment does not change the Company’s GAAP and non-GAAP results and guidance provided on Exhibit 99.1. Except for the changes to Exhibit 99.1, this Amendment does not otherwise amend or update any information originally set forth in or filed with the Original Form 8-K.

Item 2.02.  Results of Operations and Financial Condition.

On November 6, 2019, Nexstar Media Group, Inc. issued a press release reporting financial results for the third quarter of fiscal year 2019. Subsequently, a typographical error was noted on page 4 of Exhibit 99.1 with respect to the Company’s leverage ratio information. We indicated that “The Company’s total net leverage ratio at September 30, 2019 was 4.38x and first lien net leverage ratio at September 30, 2019 was 4.25x compared to a covenant of 4.25x”. This should read as “The Company’s total net leverage ratio at September 30, 2019 was 4.63x and first lien net leverage ratio at September 30, 2019 was 3.13x compared to a covenant of 4.25x”. The revised press release is attached hereto as Exhibit 99.1 and supersedes and replaces Exhibit 99.1 furnished with the Original Form 8-K in its entirety.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, (i) is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Nexstar Media Group, Inc. dated November 6, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: November 7, 2019	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Financial Officer)